

# Butler National Corporation

Annual Meeting of Shareholders

Tuesday – November 7, 2017
10:00 AM – Johnson County Community College – Olathe, KS

# Agenda

Fiscal Year 2017 Annual Meeting of Shareholders

1. CALL TO ORDER
2. DECLARATION OF A QUORUM
3. BUSINESS MEETING
4. RESULTS OF VOTING
5. ADJOURN
6. MANGEMENT DISCUSSION
7. LUNCH WILL NOT BE AVAILABLE


LETTER TO
Dear Shareholders,
The financial year under

November 7, 2017

# Securities and Exchange Commission

## Annual Meeting of Shareholders

- **Elect Two Directors for a Three (3) Year Term**
  - **David B. Hayden**
  - **Michael J. Tamburelli**

**Ratify Selection of Auditors for Fiscal Year 2018**

- **RBSM, LLP**

- **Advisory Vote on Compensation of Named Executives**

# VOTING TABULATION AND RESULTS



Thank you for your patience

# Agenda

## Fiscal Year 2017 Annual Meeting of Shareholders

- COMPLETED ITEMS 1 THROUGH 3
- 4 RESULTS OF VOTING
- 5 ADJOURN BUSINESS MEETING
- 6 MANAGEMENT DISCUSSION
- 7 QUESTIONS?


LETTER TO S
Dear Shareholders,
The financial year under

# Our Offices

## Corporate – Avionics/Defense – Aircraft Modifications

### OLATHE, KANSAS

1 Our corporate headquarters are located in a 9,000 square foot owned facility for office and storage space at 19920 West 161st Street, in Olathe, Kansas.



### TEMPE, ARIZONA

2 Butler National Corporation has an office and manufacturing operations at 4654 South Ash Ave., Tempe, Arizona in a 16,110 square foot owned facility.



### NEWTON, KANSAS

3 Avcon Industries, Inc. is located at 714 North Oliver Road, Newton, Kansas, in a 42,700 square foot leased facility of hangar and office space at the municipal airport in Newton, Kansas.



# Business



- AEROSPACE PRODUCTS

  **Aircraft Modification (Aircraft Modifications, Aircraft)**
  Classic Aviation Products

  **Avionics (Avionics)**
  Defense Contracting & Electronics
  Classic Aviation Products

- PROFESSIONAL SERVICES

  **Management Services (Gaming, Corporate)**
  Indian Gaming Management
  Kansas State Owned Gaming - KELA
  BHCMC and BNC Architecture & Civil Engineering

# INTERNATIONAL

## Aspects of Market


Business
Networking
Globalization

Butler National

34 International Markets

Last 5 years

- ALGERIA
- AUSTRALIA
- BOLIVIA
- BRAZIL
- BURKINA FASO
- CANADA
- CHILE
- COLOMBIA
- COSTA RICA
- DENMARK
- EL SALVADOR
- ETHIOPIA

- FRANCE
- GERMANY
- HONDURAS
- ICELAND
- INDIA
- INDONESIA
- ISRAEL
- ITALY
- KAZAKHSTAN
- LUXEMBURG
- MALAYSIA

- MEXICO
- NICARAGUA
- PANAMA
- PERU
- REP OF CHINA
- REP OF S. AFRICA
- SAUDI ARABIA
- SPAIN
- SWEDEN
- UKRAINE
- UNITED KINGDOM

# Aircraft Modifications – Stage 3 Noise

Avcon Industries, Inc







Compliance Deadline December 31, 2015

--- EXPANDED OUR PARTS MANFACTURING AND REPAIR BUSINESS ---

The Avcon Noise Suppressor STC permits Learjet 20 series aircraft to comply with 14 CFR Part 25 and Part 36 Stage 3 noise limits

# Aircraft Modifications

Avcon Industries, Inc



# Aircraft Modifications

## Avcon Industries, Inc













# Product Support for Legacy Aircraft

Avcon Industries, Inc. – Newton, Kansas

**Engineering Services**



**Diminishing Manufacturing Sources**



**Product Enhancements**


N555

*Keep Learjets airworthy & flying!*

BOMBARDIER
LEARJET


S/N

# AVIONICS

Butler Avionics, Inc.

**NEW AND USED PRODUCTS - INSTALLATIONS - SERVICE**

Lear 24, 25, 28, 31, 35, 36, 55



Cessna 421



TBM 700



Lear 24, 25, 28, 31, 35, 36, 55



# BUTLER NATIONAL

## Tempe, Arizona

- Apache/Longbow & Blackhawk Helicopters
  - Gun Control, Testing Equipment, Cabling





# BOOT HILL CASINO & RESORT

## Dodge City, Kansas


Boot Hill
CASHIER



In fiscal 2017 Boot Hill Casino received gross receipts for the State of Kansas of $40.2 million compared to $39.3 million in fiscal 2016, an increase of 2.3%.

Mandated fees, taxes and distributions reduced gross receipts by $13.2 million resulting in gaming revenue of $27.0 million in fiscal 2017 compared to $26.1 million in fiscal 2016, an increase of 3.4%.

COWBOY CAFE
BOOT HILL

FIRESIDES

# SEC Form 8-K filed Today, Nov 7, 2017

## Butler National Corporation Cautionary Statement



- The statements in this presentation may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. In evaluating such statements, a number of risks, uncertainties and other factors could cause actual results, performance, financial condition, cash flows, prospects and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements. These risks, uncertainties and other factors include those set forth in Item 1A (Risk Factors) of Butler National Corporation's Annual Report on Form 10-K and the Cautionary Statements filed by us as Exhibit 99 to such Annual Report on Form 10-K.
- Please also see Form 10-K and Exhibits for comprehensive Cautionary Statements

# SEC Form 8-K filed Today, Nov 7, 2017

## Certain Economic Drivers for Business Segments



- Services – Gaming – BHCMC (Boot Hill)
  - Gas and Oil prices worldwide
  - Weather West Texas north to Dakotas
  - Grain prices worldwide
  - Cattle prices worldwide
  - Patron Attitude toward future of markets
  - Job satisfaction of BHCMC team members

# SEC Form 8-K filed Today, Nov 7, 2017

**Outlook for the future by business segment**



- Services – BHCMC (BHCR) and other
  - Team members have ownership attitude
  - Five year plan by month shows growth
  - Marketing approach is resulting in actual revenue and profit growth over last year
  - Need extension of contract in 7 years
  - Need to plan for competition from Oklahoma

# SEC Form 8-K filed Today, Nov 7, 2017

## Key Economic Drivers for Business Segments



- Aerospace – Avcon – BAI – Tempe
  - Gas and Oil prices worldwide
  - Special Mission – Worldwide stability
  - Global Government Interests
  - Refreshment of current aircraft fleets
  - Regulatory/Air Traffic Control Mandates
  - Technical Advances in Avionics
  - Overall Attitude toward discretionary income/spending

# SEC Form 8-K filed Today, Nov 7, 2017

**Outlook for the future by business segment**

- Aerospace – Avcon – BAI – Tempe
  - Backlogs are strong through spring 2018
  - Refreshment of Learjet 30 and 60 series is happening for Special Mission fleets
  - Regulatory Mandate related to ADS-B (in/out)
  - World wide market is asking for more surveillance and defense support

# SEC Form 8-K filed Today, Nov 7, 2017

## BHCMC option to purchase Facility Lease



- We are considering 2 sources of funds.
- Further actions are pending the extension of the management contract with the State of Kansas
- When extended, the closing will depend on many factors, including Regional Economic Conditions in the market area such as (a) Gas and Oil prices, (b) Grain prices, (c) Cattle prices and (d) availability of funds.

# SEC Form 8-K filed Today, Nov 7, 2017

## Purchase of the minority interest in BHCMC



- 1st – Exercise the BHCMC option to buy Facility Lease
- 2nd – Negotiate a workable purchase and sale agreement at fair market value for the minority interest.
- 3rd – There can be no assurance that the transactions will happen in this sequence or happen at all.

# SEC Form 8-K filed Today, Nov 7, 2017

**Make Gaming a public company**

- The BOD is exploring alternatives for separating the gaming operation of the Company into a separate public company. Although there can be no assurances that this separation will take place, the separation may not take place until after the close of the exercise of the option to purchase the gaming property.

# SEC Form 8-K filed Today, Nov 7, 2017

## 2016 Equity Incentive Plan

- 2016 Equity Incentive Plan replaced expired Incentive Plans
- Board of Directors (BOD) believes that BNC should have retention program for all levels of employees
- Compensation Committee of BOD makes incentive award final determination
- Award is for performance and retention
- An outside consultant was hired to report to Compensation Committee of BOD
- BOD and Committee are considering possible awards

# SEC Form 8-K filed Today, Nov 7, 2017

## Incentive 401(k) Match with BUKS stock



- Retirement Plan is a requirement for hiring and retention of employees in BNC business segments
- Match encourages participation in the plan
- Stock match encourages loyalty to team
- Active program to purchase stock to limit dilution
- Purchase procedure has allowed us to buy approximately 140,000 shares

# QUESTIONS



# THANK YOU!